Texas Pacific Land Corporation NYSE: TPL Investor Presentation – November 2026 Exhibit 99.2

Disclaimers This presentation has been designed to provide general information about Texas Pacific Land Corporation and its subsidiaries (“TPL” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The recipient is strongly encouraged to refer to and supplement this presentation with information the Company has filed with the Securities and Exchange Commission (“SEC”). The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. This presentation does not purport to include all of the information that may be required to evaluate the subject matter herein and any recipient hereof should conduct its own independent analysis of the Company and the data contained or referred to herein. Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. TPL reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. The Company disclaims any obligations to update the data, information or opinions contained herein or to notify the market or any other party of any such changes, other than required by law. Industry and Market Data The Company has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The Company shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Some of the data included in this presentation is based on TPL’s good faith estimates, which are derived from TPL’s review of internal sources as well as the third party sources described above. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and TPL’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. Forward-looking Statements This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws that are based on TPL’s beliefs, as well as assumptions made by, and information currently available to, TPL, and therefore involve risks and uncertainties that are difficult to predict. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “project” and similar expressions are intended to identify forward- looking statements. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations and actual results, performance or achievements may vary materially and adversely from those envisaged in this document. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see TPL’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which the Company’s common stock will trade, and such securities may not trade at prices that may be implied herein. TPL’s forecasts and expectations for future periods are dependent upon many assumptions, including the drilling and development plans of our customers, estimates of production and potential drilling locations, which may be affected by commodity price declines or other factors that are beyond TPL’s control. These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment, financial, tax or legal advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision. Although TPL believes the information herein to be reliable, the Company and persons acting on its behalf make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, save as provided for by law, and the Company expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Non-GAAP Financial Measures In addition to amounts presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this presentation includes certain supplemental non-GAAP measurements. These non- GAAP measurements are not to be considered more relevant or accurate than the measurements presented in accordance with GAAP. In compliance with requirements of the SEC, our non-GAAP measurements are reconciled to net income, the most directly comparable GAAP performance measure. In this presentation, TPL utilizes earnings before interest expense, taxes, depreciation, depletion and amortization (“EBITDA”), Adjusted EBITDA and free cash flow (“FCF”). TPL believes that EBITDA, Adjusted EBITDA and FCF are useful supplements as an indicator of operating and financial performance. EBITDA, Adjusted EBITDA and FCF are not presented as an alternative to net income and they should not be considered in isolation or as a substitute for net income. See Appendix for a reconciliation of these non-GAAP measures to net income, the most directly comparable financial measure calculated in accordance with GAAP. 2

$65.14 $59.48 $70.57 $97.55 $83.57 0.0 20.0 40.0 60.0 80.0 100.0 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 14.0 14.4 14.9 14.1 17.1 11.1 11.5 10.7 13.1 12.8 11.2 11.7 11.4 12.5 12.4 36.3 37.5 37.1 39.7 42.3 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Oil Gas NGL 775 1,001 819 663 672 0.0 200.0 400.0 600.0 800.0 1,000.0 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 3Q 2026 Summary Financial and Operating Update 3 O&G Royalty Production Total Water Sales Volumes1 Oil Realizations Produced Water Royalty Volumes (mboe/d) (mbbl/d) ($/bbl) (mbbl/d) 4,357 4,822 4,605 4,872 5,541 2,000.0 2,500.0 3,000.0 3,500.0 4,000.0 4,500.0 5,000.0 5,500.0 6,000.0 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Notes: Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See Appendix for reconciliations of these non-GAAP measures to net income. mboe/d: thousands of barrels of oil equivalent per day mbbl/d: thousands of barrels per day (1) Reflects sourced, treated produced, and brokered water sales volumes 2025 2026 3Q 4Q 1Q 2Q 3Q Selected consolidated financials ($MM): Oil and gas royalties 108.7$ 96.7$ 118.2$ 145.6$ 167.3$ Water sales 44.6 60.7 46.9 39.7 28.4 Produced water royalties 32.3 33.5 33.5 37.1 41.4 Easements and other surface income 16.7 20.6 17.3 23.7 36.2 Land sales 0.8 - 20.9 - 0.1 Total revenues 203.1$ 211.6$ 236.8$ 246.1$ 273.4$ Adj. EBITDA 173.6$ 178.1$ 181.4$ 215.6$ 238.4$ Adjusted EBITDA margin 85% 84% 77% 88% 87% % inc/(dec) - sequential Q/Q 4% 3% 2% 19% 11% Free cash flow 122.9$ 118.9$ 136.4$ 155.5$ 170.3$ FCF Margin 60% 56% 58% 63% 62% % inc/(dec) - sequential Q/Q (6%) (3%) 15% 14% 10% Selected balance sheet data ($MM): Cash and cash equivalents 531.8$ 144.8$ 247.6$ 248.6$ 369.6$ Debt - - - - - Selected segment data ($MM): Land and Resource Management Revenue 122.3$ 113.4$ 153.6$ 163.9$ 201.6$ Adj. EBITDA 115.9 105.3 120.9 152.8 189.2 Net Income 80.8 69.5 100.9 109.4 133.8 Water Service and Operations Revenue 80.8$ 98.2$ 83.3$ 82.2$ 71.8$ Adj. EBITDA 57.8 72.8 60.5 62.7 49.2 Net Income 40.5 53.8 42.0 44.5 33.6

(1%) 1% 15% 19% 29% -12% -2% 8% 18% 28% WTI SPY Nasdaq TPL fsfsdfsfs 4 $37 $78 $160 $258 $128 $209 $365 $307 $315 $322 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $5 $19 $50 $60 $48 $61 $81 $99 $139 $159 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Value Creation Culture and Proven Performance Land & Resource Management Net Income ($ millions) Average Annual Total Return Since 2017 (Compounded annual return from 1/1/2017 to 12/31/2025) (Composite) WTI Oil S&P Oil & Gas E&P Index Ctrl + click to play Water Services & Operations Net Income ($ millions) Note: Annual total return data per Factset. Video can be accessed at https://texaspacific.com/tpl-intro

Unique Permian Basin Pure-Play

Positioned to capture upside
$687 Million
2025 Adjusted EBITDA

Efficient conversion of revenues to cash
$498 Million
2025 Free Cash Flow

Balance Sheet Strength
No Debt
Cash Balance of
$370 Million

Pure Play Permian Exposure

Diversified Revenue Streams:
Royalties, Water, and Surface

~28,000
Core Permian Net Royalty Acres
~896,000
Surface Acres

~390%
Production growth since 2018

Decades of Cash Flow Runway Across Multiple Businesses

Robust Inventory of
957 DUCs
and
587 Permits

TPL

Note: Operating data as of 12/31/2025. Balance sheet and well inventory data as of 9/30/2026.

5

Texas Pacific Land Corporation (NYSE: TPL)

- One of the largest landowners in Texas with approximately 896,000 acres primarily located in the Permian Basin
- TPL was originally organized in 1888 as a business trust to manage the property of the Texas and Pacific Railway Company; for nearly 130 years, this management was mostly passive
- In 2016, the Company embarked on a new strategy to maximize the value of its footprint through active management of surface and royalty interests
- Today, the business consists of **numerous high-margin, capital-light revenue streams** linked to Permian oil and gas development
  - **Oil and Gas Royalties:** high-margin royalty revenue derived from oil and gas production with no capital and minimal operating expense burden
  - **Surface Leases, Easements and Material ("SLEM"):** monetizes 3rd party development activities occurring on surface and royalty acreage
  - **Texas Pacific Water Resources ("TPWR"):** supplies brackish and treated produced water for oil and gas activities and facilitates produced water disposal solutions

TPL by the Numbers[1]

Market Value ($MM)	$23,000
Cash & Equivalents ($MM)	$370
Debt ($MM)	$0
Net Royalty Acres *(100% net basis)*	~28,000
Normalized to 1/8th	*~224,000*
Surface Acres	~896,000
2025 Adj. EBITDA Margin	86%
2025 FCF Margin	62%
Average daily trading volume (1-yr avg)	~429,000

FY 2025 Revenues ($MM)



38%
$798M
62%
Land & Resource Management
Water Service & Operations

Adjusted EBITDA ($MM)



$63
$145
$245
$302
$239
$388
$592
$541
$611
$687
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Free Cash Flow ($MM)



$40
$80
$160
$234
$188
$278
$452
$415
$461
$498
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

TPL

Note: Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See Appendix for reconciliations of these non-GAAP measures to net income.
(1) Balance sheet data as of 9/30/2026. Market value and average daily trading volume as of 10/26/2026. Market value calculated using basic shares outstanding. Royalty acreage figures excludes out of basin assets.

6

TPL History and Evolution

1871
Texas & Pacific Railway is created and was granted ~3.5 million acres of land from the State of Texas

1888
Texas & Pacific Railway bankruptcy leads to the formation of Texas Pacific Land Trust, where land grant assets were placed. Trust certificates are listed on NYSE

1920's
Texas and Pacific Abrams #1 becomes the first well to produce oil from the Permian Basin, and a few years later, the first oil pipeline is built in the basin

1927
TPL sub-share certificates listed on NYSE. TPL is among the few Depression Era companies that continue trading today, almost a century later

1954
Mineral estate was spun-off to shareholders (TXL Oil). TPL reserved royalty interests on tracts under lease at the time. Texaco purchases TXL Oil in 1962 (Texaco acquired by Chevron in 2001)

2010's
The Permian Basin begins to grow production as unconventional development unlocks tremendous shale reserves

2016
New management team hired to focus on modernizing operations to actively drive value

2017
TPL forms Texas Pacific Water Resources LLC ("TPWR")

2021
TPL's reorganization to a C-Corp is completed

Bankrupt Railroad to Liquidating Trust
(1871-2009)

Shale Revolution
(2010s)

Modern Enterprise

- Professionalize corporate and operating functions; employ talented industry personnel
- Execute on a capital allocation approach predicated on maximizing shareholder value
- Actively pursue "next-gen" opportunities
- Deploy technology, software, and automation tools to create efficiencies, scale, and opportunities
- Expand on TPL's unique position to consolidate high quality surface, water, and royalties/minerals in a value enhancing manner
- Ensure shareholders own among the best oil and gas assets anywhere in the world

Strengthening TPL for Durable Success Over the Long Term

TPL

7

Unmatched Permian Footprint Combined With Premier Operators


Royalty Acreage
Surface and Easement Acreage
Combined Royalty & Surface
Delaware Basin
Central Basin Platform
Midland Basin
Gaines
Dawson
Borden
Scurry
Fisher
Otero
Eddy
Lea
Andrews
Martin
Howard
Mitchell
Nolan
New Mexico
Texas
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Loving
Ward
Crane
Upton
Reagan
Hudspeth
Culberson
Reeves
Pecos
Jeff Davis
Crockett


Revenue Contribution[1]
(FY 2025)
28% Other
37% Super-majors
35% Large-cap independents

(1) Permian supermajors include Chevron, Exxon, ConocoPhillips, BP and their respective subsidiaries. Large-cap independents include independent energy companies in the S&P 500. Other includes all companies that do not fall under the other two criteria, primarily made up of publicly traded mid-caps and large privates.

TPL

8

~65,000 ~34,000 ~13,000 ~5,000 ~3,000 ~3,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Permian Montney Eagle Ford Williston Anadarko DJ Permian Basin is a World-Class Resource Source: US EIA, OPEC, Baker Hughes, Enverus and Company data. Production figures represent 4Q 2025 averages. Note: mmbbl/d: millions of barrels per day Estimated Remaining Well Locations with <$60/bbl Breakeven Economics Permian dominates US shale activity due to attractive drilling economics combined with massive undeveloped well inventory Permian is a top-tier focus area for many energy super-major and large-caps with multi- basin portfolios Permian is a major contributor to global oil, natural gas, and NGL markets – Permian production would rank as one of the largest oil producing nations globally 3.3 4.4 5.9 1.5 2.6 3.2 3.4 4.1 6.7 7.2 9.3 10.0 Permian US ex- Permian OPEC Nigeria Kuwait Iran UAE Iraq Permian US ex- Permian Russia Saudi Arabia C R U D E (M M b b l/d ) N G Ls (M M b b l/d ) Permian vs Major Oil Producer Nations US Rig Counts by Oil Basin Delaware Midland 9 0 50 100 150 200 250 300 350 400 Permian Williston DJ-Niobrara Eagle Ford Cana Woodford

$13 $18 $24 $25 $25 $31 $36 $45 $70 $51 $202 $105 $335 $143 $376 $156 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Dividends Share repurchases Capital Allocation Framework Focused on Maximizing Shareholder Value RETURN CAPITAL Return substantial amounts of capital through dividends and repurchases PROTECT CAPITAL Maintain strong balance sheet to preserve financial flexibility INVEST CAPITAL Balance capital returns with attractive, high-return opportunities No Debt $370M Cash $1 9 $5 0 $6 0 $4 8 $6 1 $8 1 $9 9 $1 39 $1 59 2017 2018 2019 2020 2021 2022 2023 2024 2025 $716 MM of cumulative net income since inception Surface and easement acquisitions Capital expenditures$229 million $213 million Water Services & Operations capex and related surface investments from 2017-2025 ($ in millions) Also generates significant SLEM cash flow Water Services & Operations Net Income ($ in millions) 10Note: Debt and cash balance as of 9/30/2026. Undrawn $500M Credit Facility

$2.29 $3.34 $2.69 $3.99 $6.49 $6.01 $6.68 $7.22 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 2018 2019 2020 2021 2022 2023 2024 2025 Focused on Allocating Capital Towards Highest Returns Growing Free Cash Flow per Share is the Key to Generating Value Growing free cash flow per share would further expand TPL’s capacity to return more capital to shareholders via buybacks and dividends Other Dividends Share Repurchases Acquisitions & Investments Capital Expenditures We believe the key to maximizing shareholder value is to maximize intrinsic value per share, which can also be expressed by long-term free cash flow per share Extract maximum value from legacy assets TPL FY 2025 Capital Allocation Share repurchases Organic opportunities M&A Employ highly-capable personnel, cultivate value-add culture, and deploy technology to maximize commercial potential and operating efficiency Buyback shares of TPL when intrinsic value is not being fully recognized in the market Buy 3rd party-owned surface, water, and/or royalty/mineral assets of similar or better quality to TPL’s legacy base at valuations that generate attractive returns Utilize our expertise, personnel, and legacy asset base to make strategic, high-return investments TPL Free Cash Flow per Share 11Note: Free Cash Flow is a non-GAAP measure. See Appendix for reconciliation of this non-GAAP measure to net income.

63% 72% 100% (31%) (45%) (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% SLEM Produced Water Water Sales WTI Oil Henry Hub Natural Gas TPL’s Unique Combination of Surface and Royalties SURFACE WATER ROYALTIES Performance – FY 2025 versus FY 2022 TPL Revenue Spot Prices 12 ― ― ― Comparison of Significant Revenue Generation by Asset Type Effective commercialization of surface ownership provides (i) incremental enterprise cash flow and (ii) built-in hedges to oil and gas royalties’ direct exposure to commodity price volatility minimal (<1 mbo/d1) (1) mbo/d: thousands of barrels of oil per day Substantial surface and water related revenue growth despite O&G price declines since FY 2022 ― ― ― ― ― ― ―

TPL Maintains Top Tier Profitability Margins 8% 18% 13% 15% 52% 60% Oilfield Services (OIH) Midstream (ENFR) S&P O&G (XOP) S&P 500 TPL Water Services & Operations TPL consolidated Net Income Margin Comparison Source: Bloomberg and Company data. Note: OIH, ENFR, XOP, and S&P 500 data reflects last-twelve-months actuals as of February 2026. Figures for OIH, ENFR, XOP, and S&P 500 represent constituent equal-weighted averages; excludes constituents with negative net income margins. Histogram excludes S&P 500 constituents with negative net income margins. Consolidated TPL TPL Water Services & Operations Net Income Margin N u m b er o f C on st it u en ts 0 20 40 60 80 100 120 Net Income Margin Distribution for S&P 500 Constituents Consolidated TPL 60% FY 2025 net income margin TPL Land & Resource Management 66% FY 2025 net income margin TPL Water Services & Operations 52% FY 2025 net income margin TPL Water Services & Operations 13

TPL Water Sales Volumes (mbbl/d) 21.3 23.5 26.8 34.6 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2022 2023 2024 2025 462 563 736 763 0 100 200 300 400 500 600 700 800 900 2022 2023 2024 2025 1,957 2,510 3,435 4,292 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2022 2023 2024 2025 Capital Efficient Growth Through the Commodity Cycle 14 TPL O&G Royalty Production (mboe/d) TPL Produced Water Royalties Volumes (mbbl/d) +29% 2025 YOY Growth +4% 2025 YOY Growth +25% 2025 YOY Growth +17% 3-yr CAGR +18% 3-yr CAGR +30% 3-yr CAGR $95 $78 $76 $65 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2022 2023 2024 2025 (15%) 2 25 YOY Growth (12%) 3-yr CAGR Oil Prices (WTI Cushing Spot, $/bbl) Countercyclical growth achieved without issuing debt or equity1 (1) Excluding shares related to employee compensation

Permian Activity Overview 15 2,267 660 537 2,426 966 475 2,533 809 593 0 500 1000 1500 2000 2500 3000 3500 ≤ 6 months 6 months < x ≤ 1.5 years 1.5 years < x ≤ 4 years 2026 2025 2024 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 1,522 1,491 1,493 1,452 1,478 1,563 1,474 1,488 1,390 1,273 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 ≤ 6 months 6 months < x ≤ 1.5 years > 1.5 years 1,455 1,827 1,683 1,911 1,825 1,743 1,759 1,529 1,797 1,833 2,155 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Delaware Midland Permian Other Permian Well PermitsPermian Horizontal Rig CountsPermian Oil Production Permian Completion Counts (Grouped by DUC age at completion date) (mmbbl/d) 301 302 294 289 289 273 238 230 222 224 255 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 DUCs as of June 30, Permian DUC Counts (Historical counts and grouped by age) Source: US EIA, OPEC, Baker Hughes, Enverus and Company data Notes: DUC = Drilled-but-Uncompleted Well. DUC counts based on well activity date stamps. DUC Counts and Completion Counts for 3Q 2026 not shown due to incomplete industry data.

Investment Highlights 16 Permian Basin is a world class resource – Midland and Delaware Basins each possess tens of thousands of future undrilled well inventory Unique combination of surface and royalty ownership generates revenue throughout the entire lifecycle of a well Disciplined, value-creation approach to capital allocation: focus on maximizing both intrinsic value and free cash flow per share Talented, experienced team of domain experts: land asset managers, water business development and operations, reservoir engineers, GIS, information technology, and corporate personnel critical to extract maximum value Efficient conversion of revenues to cash flow – FY 2025 EBITDA and FCF margin of 86% and 62%, respectively Significant investments into technology enhance productivity and provide platform to scale efficiently Attractive opportunities to extract additional value from legacy asset base and from strategic investments in growth Dedication to optimizing capital allocation towards highest-returns, with a commitment to growing capital returns through dividends and buybacks

17 Jay Gould Founder - Texas and Pacific Railway

18 Orla Field Camp for survey team (June 1930) Survey team (June 1930) El Capitan peak – Culberson County Survey marker (northwest corner of Section 39, Block 62, Township 2) Survey team in sand dunes near Guadalupe Mountains “Old Red” Camp Delaware

TPL Currently Has Four Primary Revenue Streams

O&G Royalties

- Primarily own Non-Participating Royalty Interests (NPRI), which represents a real property right and is entitled to a fixed percentage of oil and gas production on a property
- Royalties are not burdened by capital expenditures (*e.g.*, drilling and completions costs), or most operating expense (*e.g.*, lease operating expense)
- Revenue stream contained in Land & Resource Management segment

52% of Consolidated Revenues *(FY 2025)*

O&G Royalties Revenue
($ in millions)



$28
$58
$124
$155
$138
$286
$452
$357
$373
$412
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Surface Leases, Easements and Material ("SLEM")

- Surface acreage provides multiple income streams from leases, easements, and caliche/materials, among others
- Opportunity for new revenue streams from emerging technologies (*e.g.*, solar, wind, and carbon capture)
- Majority of SLEM revenues flow into Land & Resource Management segment, with a relatively smaller amount in Water Services & Operations

11% of Consolidated Revenues *(FY 2025)*

SLEM Revenue
($ in millions)



$26
$42
$71
$76
$41
$38
$48
$71
$73
$92
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Water Sales

- Surface acreage provides ownership of water rights and opportunities to supply brackish and treated produced water for use in oil and gas well development
- TPL owns and operates a network of water wells, storage/frac ponds and pipelines that can source and deliver water to customers
- Revenue stream contained in Water Services & Operations

21% of Consolidated Revenues *(FY 2025)*

Water Sales
($ in millions)



$8
$26
$64
$85
$55
$68
$85
$112
$151
$170
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Produced Water Royalties

- Facilitates disposal of water produced from oil and gas wells
- By allowing use of its surface acreage for produced water disposal infrastructure, TPL generates a volumetric royalty fee on produced water barrels
- TPL does not own or operate produced water disposal wells
- Revenue stream contained in Water Services & Operations

16% of Consolidated Revenues *(FY 2025)*

Produced Water Royalties Revenue
($ in millions)



$0
$6
$17
$39
$51
$58
$72
$84
$104
$124
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

TPL
19

Oil and Gas Royalties

Overview and Management

Revenue Mechanics and Management

Oil and gas royalties represent real property interests entitling the owner to a portion of the proceeds derived from the production of oil and gas

TPL receives a percentage of gross revenues from oil and gas wells drilled on TPL royalty acreage

Royalties are not burdened by capital costs or most operating expenses (although natural gas and NGLs may have a small set of allowable deductions) associated with well development

Mineral and royalty interests exist into perpetuity

Overriding royalty interests ("ORRIs") can be an exception as they are generally tied to leases and may not exist into perpetuity (TPL owns de minimis amount of ORRIs)

Responsibility of royalty owner to (i) verify "decimals" (*i.e.*, revenue interest); (ii) ensure timely pay; (iii) inspect check stubs for production, pricing, and deductions accuracy, (iv) track development status of pre-production wells, (v) extract and analyze well reservoir performance

TPL Producing Horizontal Wells (Net) by Operator



APA Corporation
Other
bpx
ConocoPhillips
eog
DIAMONDBACK ENERGY
Chevron
OXY
ExxonMobil
devon
Net PDPs: 132.5

FY 2025 Production Volume Splits



NGLs
30%
39%
Oil
31%
Natural Gas

How TPL is Delivering Value

By **interfacing directly with operators** across SLEM and Water, TPL **incentivizes operators to accelerate development** on TPL's royalty acreage

Advocate for royalty ownership during disputes (*e.g.*, revenue deductions, pricing realization, ad valorem payments, etc)

Experienced reservoir engineers leverage TPL's **proprietary data** for internal initiatives and evaluation of external opportunities

Actively monitor check stub accuracy and compliance

Internally developed software applications that integrate proprietary and third-party data and software, GIS systems and capabilities, and other tools to help drive further automation, efficiency, and effectiveness

Continuously screening for operator well activity updates and utilizing that data to cross-sell TPL services

Note: Company data as of 9/30/2026.
PDP: proved developed producing

TPL

20

52.4 54.5 59.3 62.3 64.3 68.4 71.1 74.7 76.6 81.0 82.3 16.8 17.7 18.8 23.4 24.7 25.7 27.4 38.9 45.1 48.0 47.4 70.2 73.3 79.2 86.8 90.2 95.4 100.5 116.1 124.4 131.9 132.5 10.0 30.0 50.0 70.0 90.0 110.0 130.0 150.0 1Q 2024 2Q 3Q 4Q 1Q 2025 2Q 3Q 4Q 1Q 2026 2Q 3Q Delaware Midland Permian Other TPL Royalty Production and Inventory Detail 0% 20% 40% 60% 80% 100% 120% 140% 1Q 2024 2Q 3Q 4Q 1Q 2025 2Q 3Q 4Q 1Q 2026 2Q 3Q Oil as % of WTI Gas as % of Henry Hub NGLs as % of WTI 5.1 6.3 6.9 6.4 5.9 6.0 6.1 5.6 5.8 5.6 5.7 10.3 9.5 11.8 13.2 12.9 11.1 9.9 9.8 9.6 9.5 8.6 2.2 4.0 3.4 3.0 5.4 5.1 3.1 4.0 5.2 3.4 2.5 17.6 19.8 22.1 22.6 24.3 22.2 19.0 19.5 20.7 18.4 16.8 0.0 5.0 10.0 15.0 20.0 25.0 1Q 2024 2Q 3Q 4Q 1Q 2025 2Q 3Q 4Q 1Q 2026 2Q 3Q Permits DUCs Completed 1.7 2.7 3.3 5.1 8.8 13.7 16.2 18.6 21.3 23.5 26.8 34.6 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 TPL Net Royalty Production (mboe/d) TPL Average Lateral Lengths (feet) – New Spuds1 TPL Commodity Price Realizations vs Benchmarks 9,745 10,141 10,383 11,017 10,938 11,379 12,155 13,718 2019 2020 2021 2022 2023 2024 2025 2026 21 TPL Producing Wells (net)TPL Inventory (net) Note: Totals may not foot due to immaterial rounding (1) Enverus well data as of 09/30/2026.

22 TPL source water infrastructure

23 TPL source water pond

RAW LAND DOES NOT MONETIZE ITSELF (i) Operational and legal expertise of surface estate ownership within the oil and gas industry and (ii) proactive execution are requisite towards extracting substantial cash flow from raw land Surface Estate Ownership Leveraging Ownership of Raw Surface into Cash Flow  Unlike O&G royalties, there is no statutory revenue / lease / royalty rate for activities that occur within a surface estate  Revenue opportunities require continual pursuit, negotiation, and commercialization $386MM FY 2025 Revenue 48% of TPL consolidated revenue Surface estate ownership allows for control over surface access, aquifers, and sub-surface pore space TPL derives three major revenue streams from its surface estate ownership SLEM Water Sales Produced Water  Revenue derived by providing customers access-to or use-of TPL surface  Revenue sources include pipeline easements, wellbore easements, commercial leases, and caliche/sand/materials sales  Renewables and various “next generation” opportunities, including grid-connected batteries and carbon capture, provide additional potential for revenue growth  TPL owns and operates infrastructure to provide water for use in oil and gas development activities  TPL provides both brackish groundwater and recycled/treated water for customers both on and off TPL surface  Operated model allows for sustainable management of aquifer resource  TPL provides surface access to operators and midstream companies for necessary infrastructure  TPL receives a volumetric royalty payment for produced water barrels that move across or are injected into TPL surface and has offtake rights to treat and resell produced water  TPL does not own or operate produced water disposal wells 1 2 3 Aggregate Contribution From Surface Estate + Active Management 24

Surface, Leases, Easements and Materials (SLEM)

Overview and Management

Revenue Mechanics and Management

- Provide operators/customers access-to or use-of TPL surface for infrastructure and materials
- TPL utilizes standardized forms and payment structures and delivers quick turnaround to operator customers
- TPL easements typically have initial 10-year term with additional 10-year renewal options for the life of the infrastructure
- Easement renewal payments generally the greater of 115% or CPI-escalation from the previous easement payment
- Installed infrastructure tends to be long-lived and/or permanent
- Amount of revenue opportunities generally correlates to development activity in the Permian

TPL SLEM Revenue Breakdown (FY 2025)



$78MM
47%
10%
19%
12%
12%
Pipeline easements
Wellbore easements
Caliche / materials
Commercial leases
Other

Term Easement Renewals Schedule (FY 2026-2035)[1]

($ in millions)

Represents potential

$250+M

renewal revenue from term easements executed in 2016-2025



$50
$25
$-
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

FY 2036-2045 will feature term easements potential renewals from (i) 2nd 10-year extension of 2016-2025 term easement vintages and (ii) 1st 10-year extension of 2026-2035 term easement vintages

How TPL is Delivering Value

Leveraging technology such as advanced GIS, satellite imaging, and automation tools to monitor surface activity

Experienced, specialized land asset managers dedicated to all aspects of surface commercialization provide consistent operator interaction, contract execution, and trespass monitoring

New activity developments on TPL land is shared across business groups for **lead generation and revenue opportunities**

Employs numerous personnel focused on **identifying and developing opportunities for new revenue streams**

Before active management, operators often trespassed and/or underpaid for activities on TPL land

(1) Estimated values assumes annual 2% CPI escalator post-2025. Assumes all term easements renew.

TPL

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Water Sales

Overview and Management

Revenue Mechanics and Management

- Surface estate ownership includes access to water aquifers
- O&G upstream/E&P operators use water to complete (*i.e.*, “frac”) wells
- TPL develops, owns and operates infrastructure to extract, store, and transport brackish and treated produced water for oil and gas activities
- TPL provides recycled/treated produced water for reuse in completion activities
- Sales price per barrel generally ranges from $0.50 - $1.00 versus a direct operating expense per barrel of $0.10 - $0.20; pricing and expenses dependent on services provided, location, transportation costs, and other factors
- Annual maintenance capital of ~$10 – $20 million

TPL Water Sales Volumes[1]

(mbbl/d)



44
258
371
369
414
462
563
736
763
2017
2018
2019
2020
2021
2022
2023
2024
2025

How TPL is Delivering Value

TPL has developed the **largest source water infrastructure network in the northern Delaware Basin**

TPL deploys professional hydrologists, advanced sensors, and monitoring systems to ensure aquifers are **managed sustainably**

Sales team **competes actively** throughout the basin to leverage TPL water capabilities, while dedicated operations team **ensures delivered water assurance and performance**

Provides water for development of oil and gas wells on TPL royalty acreage, while also securing **significant water sales outside of TPL acreage**

Ability to provide **both brackish and treated/recycled water solutions**

Water Sales **provides substantial incremental cash flow** to the overall enterprise

(1) Reflects sourced, treated produced, and brokered sales volumes

TPL

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Water Sales Asset Map storage capacity 1,000+ mbbl/d ~38 mmbbl source water pipelines~480 miles 331 357 393 413 426 455 481 488 522 - 100 200 300 400 500 600 2017 2018 2019 2020 2021 2022 2023 2024 2025 Average Fluid Used per Delaware Well Completion Average O&G well in the Delaware requires an increasing volume of water (~500k bbl water per well) TPL has developed and currently operates the largest source water infrastructure network in the northern Delaware TPL sells substantial water both on and off of TPL acreage TPL Source Water Network 27 Notes: Enverus and Company data as of 12/31/2025. TPL Source water network as of 6/30/2026. (mbbls) sourced & produced water treatment capacity

Intentionally commercialized to generate high- quality, high-margin cash flow stream Facilitating produced water solutions allows operators to execute on upstream O&G development plans TPL undertakes conservative approach to siting produced water infrastructure on TPL land; focus on sustainable management of pore space resource and other environmental and geologic factors Negotiated agreements with operators covering ~450,000-acre dedication allow TPL to capture significant produced water volumes Contracts provide TPL with optionality and upside to pursue produced water recycling/treatment and beneficial reuse opportunities Long runway of volumes and cash flow growth, with minimal capex contributions from TPL Produced Water Royalties Overview and Management 88 433 922 1,206 1,595 1,957 2,510 3,435 4,292 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2017 2018 2019 2020 2021 2022 2023 2024 2025 “Produced water” refers to water that flows from a producing O&G well; given solids content and salinity, produced water generally must either be injected or treated/recycled The Delaware Basin is characterized by a high water- oil-ratio: for every crude oil barrel produced from a well, approximately 4 produced water barrels will also flow out TPL receives a volumetric royalty payment on produced water via negotiated commercial agreements with upstream and midstream operators and has off take rights to treat and resell produced water TPL does not operate saltwater disposal (“SWD”) wells TPL’s produced water royalties are a commercially unique cash flow stream – high-margin, capex-free cash flow stream derived from an oil and gas by- product TPL retains flexibility to provide treatment / recycling and beneficial reuse of produced water How TPL is Delivering ValueRevenue Mechanics and Management TPL Produced Water Royalty Volumes (mbbl/d) 28

~690 ~1,220 ~180 ~310 First 12 months production First 36 months production 11.2 14.6 17.8 17.7 18.3 21.0 23.1 24.3 24.9 (2.0) 3.0 8 .0 13.0 18 .0 23.0 28.0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Produced Water Royalties Delaware Upstream Activity + High Water-Cuts to Drive Produced Water Volume Growth Water vs Oil Production – Average Well in Delaware Basin1 Permian Produced Water ~70% of overall Permian produced water comes from the Delaware Continued O&G development and growth in Delaware will drive produced water volume growth Produced Water Oil Produced Water Oil (mbbl) Delaware O&G wells have relatively high water-cuts, ~4 barrels of produced water per barrel of oil on average (mmbbl/d) Drilling Rig TPL Produced Water AMI 29 TPL has executed numerous AMI (Area of Mutual Interest) agreements with operators – produced water volumes within the AMI are subject to a royalty fee TPL also generates significant revenue from water that originates from wells located off TPL acreage, including from New Mexico Source: Enverus and Company Data. Most recent data as of February 2026. (1) Delaware oil and water volumes based on horizontal wells completed since 1/1/2018

TPL Captures Revenue Over the Well Lifecycle 30 Permit Development Production E&P/upstream operators procure regulatory permits; prepare future well site and develop infrastructure ■ Fixed fees for use of TPL’s surface for the construction and operation of infrastructure (e.g., well sites, wellbores, pipelines) ■ Sale of materials (caliche) used in the construction of infrastructure ■ Price per barrel for providing brackish groundwater and / or treated produced water ■ Royalty per barrel for allowing produced water disposal related infrastructure on TPL surface ■ TPL royalty interests generate a fixed percentage of the oil & gas produced 1 2 3 SLEM Water Sales Produced Water O&G Royalties Operators spud/drills new wells. After drilling concludes, next step is to frac/complete Once completed, a well will be placed-on-production (“POP”) and begin generating production and revenue SLEM ■ Contracted payments to TPL as infrastructure on TPL land continues to be utilized

Permian's Massive Resource Potential

Enormous Acreage Extent and Stacked Pay Potential

Enormous Acreage Extent


Midland and Delaware Basins
Greater Permian Basin Extent

~26,000
square miles

~17,000,000
acres

Combined Midland and Delaware Footprint

Stacked Pay Reserves

10+ for each Midland and Delaware
geologic formations


Delaware
Midland
Upper Avalon
Middle Avalon
Lower Avalon
1st Bone-Spring
2nd Bone-Spring
2nd Bone-Spring Sand
3rd Bone-Spring
3rd Bone-Spring Sand
Wolfcamp XY
Wolfcamp A Upper
Wolfcamp A Lower
Wolfcamp B Upper
Wolfcamp B Lower
Wolfcamp C
Wolfcamp D
Upper Spraberry
Middle Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B Upper
Wolfcamp B Lower
Wolfcamp C
Wolfcamp D

TPL

31

0 5 10 15 20 25 2015 2017 2019 2021 2023 2025 Permian Produced Water Growth Driven by Multiple Factors 32 Water-to-Oil Ratio (“WOR”) by Permian Well Vintage 2.5 3.0 3.5 4.0 4.5 5.0 0 12 24 36 48 60 72 84 96 Months on production 2017 2018 2019 2020 2021 2022 2023 2024 Permian Produced Water (mmbbl/d) Delaware Midland Permian Other Delaware Water-to-Oil Ratio by Bench Permian Oil Production (mmbbl/d) - 2.0 4.0 6.0 8.0 4.3x 3.7x 5.7x 6.6x 5.7x Current Permian Wolfcamp A Wolfcamp B Wolfcamp C Wolfcamp D Delaware Basin (12 month WOR) Source: US EIA, Enverus, and Company data and estimates. WOR generally increases as wells age Delaware benches generally have higher WOR Overall Permian oil production growth generates produced water

TPL Innovation | Produced Water Desalination and Beneficial Reuse

TPL Desalination Project Overview

- TPL has developed a process for produced water desalination that leverages the differing water freeze points across salinity levels
- Close collaboration with top-tier technology partner in the industrial freezing industry
- Fractional freezing more energy efficient than alternative desalination techniques
- Continue to make equipment and process optimizations
- Successful R&D trial at TPL facility in Midland; constructing larger test facility with capacity of ~10,000 barrels of water per day (Phase 2B)

Produced Water Desalination Benefits

- **Reduces produced water subsurface injection**
- **Long-term, sustainable produced water solution**
- **Beneficial reuse and commercial/industrial applications**

Key Milestones

Status	Milestone
✓	Proof of concept: freeze produced water desalination works and pathway to affordable cost
✓	Collaborating with a top-tier technology and manufacturing partner in the industrial refrigeration and freezing industry
✓	Secured exclusive use-rights for equipment towards produced water applications
✓	Filed a process patent utilizing fractional freeze desalination to treat produced water and surface discharge
✓	Granted Land Application Pilot Permit by RRC to grow alfalfa from treated water in Midland
✓	Research partnership with New Mexico State University & Texas Tech to analyze water quality & process improvement
✓	Validation of water quality acceptability for use with aquatic species and agriculture
✓	Receive 2nd Land Application Permit from RRC for Orla Native grassland restoration & quail habitat enhancement with TX PW Consortium & Quail Safe
✓	Receive draft Texas Pollutant Discharge Elimination System ("TPDES") permit through Texas Commission on Environmental Quality ("TCEQ")
✓	Commission Phase 2 facility (~10k bbl/d capacity)
2026	Evaluate synergies with behind-the-grid gas to electric generation for use in microgrids and/or data centers
2027+	Equipment procurement of commercial-scale facility ~100k bbl/d facility (Phase 3)
2027+	Advance full scale commercial operations throughout the Permian


Phase 1 desalination test unit


TPL beneficial reuse greenhouse


TEXAS PACIFIC
Phase 2 desalination facility (Orla, TX)

TPL

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West Texas Emerging as a Major Data Center and Power Infrastructure Hub



☑ **Natural gas**
22+ bcf/d of Permian gas production, expected to grow 8+ bcf/d over next 5-10 years; 1 bcf/d of natural gas could power ~6 GW of combined cycle gas plants

☑ **Solar**
11+ GW current generation in ERCOT West Texas, with 11+ GW expected online in next 3 years

☑ **Wind**
27+ GW current generation in ERCOT West Texas, with 2+ GW expected online in next 3 years

☑ **Batteries**
4+ GW current generation in ERCOT West Texas, with 5+ GW expected online in next 3 years

☑ **Water**
Availability of local aquifer water that does not compete with large metro or municipalities

☑ **Skilled workforce**
O&G industry has regularly maintained a highly-skilled workforce of hundreds-of-thousands in West Texas

☑ **Pro-growth regulatory environment**
State regulators, local ISOs (e.g., ERCOT, SPP) and local industry aligned to develop large scale technology infrastructure

TBD **Freeze desalination colocation efficiencies**
TPL's potential commercial scale freeze desalination could provide substantial colocation benefits for data centers

TPL

Source: US EIA, ERCOT, Enverus, and Company data and estimates

34

35

Appendix

Summary of Highest-Visibility Inventory Notes: Per Company data. Permian Basin horizontal locations as of 9/30/26. Percentages may not total to 100% due to immaterial rounding. Permitted well conversion rate based on wells permitted from 10/1/24 through 9/30/25 and then drilled through 9/30/26. DUC well conversion rate based on wells drilled from 10/1/24 through 9/30/25 and then completed through 9/30/26. Completed well conversion rates based on wells completed between 10/1/24 through 9/30/25. DUCs considered to be all wells awaiting completion. 100% NRI Permitted Wells 100% NRI DUC Wells 100% NRI Completed Wells 7% 5% 34% 8% 8% 6% 11% 21% 68% 29% 3% 14% 14% 15% 7%15% 2% 5% 28% 59% 38% 3% 51%48% 1% 18% 6% 18% 2%18% 5% 1% 32% N R I b y R eg io n N R I b y O p er at or ~85% of Permits are drilled within 6 months ~93% of Permits are drilled within 12 months ~48% of DUCs are completed within 6 months ~90% of DUCs are completed within 12 months ~68% of Completed Wells are listed as producing within ~1 month Midland Delaware Other Permitted Wells: 5.7 DUC Wells: 8.6 Completed Wells: 2.5 Permitted Wells: 5.7 Completed Wells: 2.5 DUC Wells: 8.6 Other 37

The Basics of Royalties Ownership 100% Lease Operator (i.e., E&P) Mineral/Royalties Capital Costs and Most Operating Expenses Revenue / Production Illustrative Economic Model – Minerals/Royalties vs Lease Interest 38 Key Terms and Comparison: Royalties/Minerals vs Lease Interest PARTICIPANTS NOMENCLATURE OWNERSHIP Real property interest/ownership of minerals Can develop minerals itself or lease the right to extract minerals to an external party Leases acreage from mineral estate for the right to extract subsurface minerals (e.g., oil and gas) CAPITAL COSTS Simply and generally just referred to as royalty/mineral owners Companies that own lease interests are also generally referred to as E&P (exploration & production), upstream and/or working interest companies (e.g., Occidental, EOG) Generally not responsible for capital costs to drill a well Generally responsible for 100% of the capital costs to drill and complete a well (“D&C”) OPERATING EXPENSES For oil production, generally no operating expense deductions For gas and NGL production, may have limited expense deductions Responsible for operating expenses such as gathering, transportation, processing, and marketing OTHER Generally incur severance and ad valorem taxes Mineral/royalty estate can be severed from surface estate OWNERSHIP DURATION Perpetual (though certain exclusions) Expiration subject to lease terms ROYALTIES / MINERALS LEASE INTEREST REVENUE INTEREST In Texas, mineral/royalty estate in aggregate generally receives 25% of gross production; minerals leased by federal government generally receive 12.5% - 18.5% Working interest percentages are expressed before mineral/royalty-take (i.e., 100% working interest owner would only net 75% of total well production/revenue) 75% 25%

Compensation Incentives Aligned With Shareholder Value Creation

			Mix (% of Total)[1]	Intent	Key Performance Dimensions
Fixed (13%)[1]	**Base Salary**		13%	▪ Deliver competitive fixed cash compensation for day-to-day job performance	▪ Based on individual role, level of experience and performance
Variable (87%)[1]	**Annual Incentive Plan**		15%	▪ Incentivize executives to achieve important near-term financial and operational goals ▪ Reward individual and Company performance	▪ Adjusted EBITDA (25% weight) ▪ Free cash flow per share (50% weight) ▪ Strategic objectives (25% weight)
	Long-Term Incentive Plan	Performance-Based Restricted Stock Units (PSUs)	36%	▪ Reward performance that drives long-term value creation ▪ Align interests of executives with shareholders	▪ Three-year cumulative free cash flow per share ▪ Relative TSR vs. SPDR S&P Oil & Gas Exploration & Production ETF
		Time-Based Restricted Stock Units (RSUs)	36%	▪ Incentivize long-term value creation ▪ Align interests of executives with shareholders ▪ Retention	▪ Long-term stock price appreciation

TPL

(1) Reflects target CEO compensation for 2025 as disclosed in the 2025 10-K.

39

Sustainability is Embedded in Our Strategy 40 Key Opportunities Carbon Management  Government policies incentivize sustainable energy projects (e.g., carbon capture, utilization and storage) and TPL can reposition its business to take advantage of the opportunities created by these policies Water Management  Produced water recycling capabilities allow operators to minimize freshwater usage; ongoing water asset electrification can reduce diesel reliance and manage emissions profile Environmental Management  Adoption of new technology can reduce our costs and environmental impact  Allowance of easements on land to construct electricity infrastructure supports emissions reductions from our land operators Renewable Development  Expanding efforts to encourage wind and solar development on our surface and exploring all options to increase our existing renewable footprint Investing in Our People  Comprehensive, job-specific training and development opportunities; high employee retention and low turnover rates, with annual employee satisfaction surveys  Demonstrated commitment to enhancing diversity - 39% of workforce are women and continual assessment of organizational dynamics to cultivate a more inclusive workforce

Our Environmental Management Initiatives 41 Incidents and Spill Prevention Control  Implementation of Spill Prevention, Control, and Countermeasure plan and protocol for water assets, which are equipped with tech / containment protections  Thorough tracking and monitoring of all spills; information is entered into centralized database to allow easy tracking and data management  Prioritization of continued education and engagement of employees and contractors Environmental Impact Assessments  Prior to acquiring additional surface acreage, on-site Phase 1 Environmental Site Assessments are regularly conducted by environmental consultants to gauge property condition  Regularly scheduled pipeline maintenance checkups of existing pipeline assets; Health, Safety and Environment team closely monitors assets for spills, leaks or any other release Ecological and Biodiversity Partnerships  Partnership with New Mexico Bureau of Land Management to obtain biodiversity impact guidance  Contractual requirement for grazing tenants to use proper grazing and stockman standards and participate in conservation, range and wildlife improvement programs Operator and Lessee Requirements  Prioritization of consistent engagement and communications with operators and lessees on TPL’s land to ensure maintenance of environmental due diligence  Requirement of reclamation process to verify land has been restored to environmental condition stipulated by contractual agreement

ESG Update Category 2021 2022 2023 2024 2025 Emissions Scope 1 CO2 Emissions 16,159 10,590 13,819 14,945 13,361 Scope 2 CO2 Emissions 6,596 11,492 10,572 14,663 17,314 Total Scope 1 + Scope 2 22,755 22,082 24,391 29,608 30,675 Methane Emissions 0 0 0 0 0 $303 $451 $667 $632 $706 $798 24.1 22.8 22.1 24.4 29.6 30.7 0 10 20 30 40 50 60 70 80 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2020 2021 2022 2023 2024 2025 TPL Revenue ($ million) Total Scope 1 + Scope 2 Emissions (metrics tons of CO2 equivalents) Emissions vs RevenueKey Statistics Spills Produced water spills (bbls) 0 0 0 0 0 Other spills (bbls) 45 0 0 0 0 Please visit the TPL Website for our full ESG Disclosures Energy Management – TPWR Operations Total energy consumed (Gigajoules) 287,140 263,289 304,622 362,562 Percentage grid – electricity 16% 29% 24% 27% Percentage grid – renewables 6% 13% 11% 14% Percentage grid – fuel 78% 58% 65% 59% (1) (2) (1) These 45 bbls underwent full and successful remediation efforts (2) Calculated based on 2023 ERCOT data Safety Incidents Employee and Contractor Total Recordable Incident Rate –TRIR 1.59 0 0 0 0 Employee lost time incident rate 0.79 0 0 0 0 42

Royalty Key Terms

Focus Area	Gross Royalty Acres	Net Royalty Acres (8/8th)	Average Royalty	Gross DSU Acres	Implied Avg Net Revenue Interest per well
Delaware Basin	396,200	19,700	5.0%	1,066,800	1.9%
Midland Basin	706,000	6,600	0.9%	1,707,600	0.4%
Other	34,300	1,700	5.0%	65,900	2.6%
Total	**1,136,500**	**28,000**	**2.5%**	**2,840,300**	**1.0%**

	Description	How's It Calculated
Gross Royalty Acres	▪ An undivided ownership of the oil, gas, and minerals underneath one acre of land	▪ Total Texas Pacific Land Corporation acreage 1,136,500
Net Royalty Acres (Normalized to 1/8)	▪ Gross Royalty Acres standardized to 12.5% (or 1/8) oil and gas lease royalty	▪ Gross Royalty Acres * Avg. royalty / (1/8) 224,000 = 1,136,500 * 2.5% / (1/8)
Net Royalty Acres	▪ Gross Royalty Acres standardized on a 100% (or 8/8) oil and gas lease royalty basis	▪ Gross Royalty Acres * Avg. royalty 28,000 = 1,136,500 * 2.5%
Drilling Spacing Units ("DSUs")	▪ Areas designated in a spacing order or unit designation as a unit and within which operators drill wellbores to develop our oil and natural gas rights	▪ Total number of gross DSU acres 2,840,300
Implied Average Net Revenue Interest per Well	▪ Number of 100% oil and gas lease royalty acres per gross DSU acre	▪ Net Royalty Acres / Gross DSU Acres 1.0% = 28,000 / 2,840,300

Note: Gross DSU acres based on current and projected DSU shapes. Figures as of 12/31/2025.
Numbers may not foot due to immaterial rounding.

TPL

43

Non-GAAP Reconciliations - Consolidated Source: Company data. Note: Numbers may not foot due to immaterial rounding. 1. Land swap of ~$22 million in 4Q19, and sale to WPX in 1Q19 of ~$100 million. 2. Costs related to proxy contest to elect a new Trustee, settlement agreement and corporate reorganization. 3. Excludes land sales deemed significant 44

Non-GAAP Reconciliations - Segment 45 Source: Company data. Note: Numbers may not foot due to immaterial rounding.

Historical Financial Summary 46 Source: Company data. Note: Numbers may not foot due to immaterial rounding.

2699 Howell Street, Suite 800 Dallas, Texas 75204 Texas Pacific Land Corporation